Other operating income	6 Months Ended
Jun. 30, 2019
Other operating income
Other operating income

12         Other operating income

	Six Months Ended
	June 30,
(in thousands of €)	2019	2018
Grants	€1,178	€553
Research and development incentives	1,164	503
Payroll tax rebates	5,425	1,532
	€7,767	€2,588

Grants

The Flanders Innovation and Entrepreneurship Agency provided the Company with several grants.

On June 30, 2019, the grants received by the Company reflected the expenses incurred by the Company in the various research and development projects sponsored by Flanders Innovation and Entrepreneurship Agency.

   No conditions related to the above government grants were unfulfilled, nor were there any contingencies related thereon at the date of the approval of these financial statements.

Other incentives

Research and development incentives

The Company has accounted for a tax receivable of €1.2 million in the six months ended June 30, 2019, compared to €0.5 million in the six months ended June 30, 2018, following a research and development tax incentive scheme in Belgium according to which the incentive will be refunded after a five-year period, if not offset against the current tax payable over the period.

Payroll tax rebates

The Company accounted for €5.4 million payroll tax rebates in the six months ended June 30, 2019, compared to €1.5 million in the six months ended June 30, 2018, as a reduction in withholding income taxes for its highly‑qualified personnel employed in its research and development department.